SECOND AMENDMENT TO LINE OF CREDIT GRID PROMISSORY NOTE

THIS SECOND AMENDMENT TO THE LINE OF CREDIT GRID PROMISSORY NOTE (“Amendment”) is made and entered into as of August 21, 2017, by and between Function(x) Inc., a Delaware corporation formerly known as Viggle Inc. (the “Borrower”), and Sillerman Investment Company IV, LLC (the “Lender”).
RECITALS
A.    The Borrower and the Lender entered into that certain Line of Credit Grid Promissory Note dated as of June 11, 2015 (the “Original Note”) and amended the Original Note by an amendment dated July 20, 2016 (the “First Amendment”; the Original Note, as amended by the First Amendment and this Amendment, the “Line of Credit Note”). Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Line of Credit Note.
B.    The Borrower and the Lender wish to enter into this Amendment to reduce the principal amount of the Line of Credit Note to $9,063,000 and to extend the Maturity Date to February 28, 2019.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals. The recitals above are hereby incorporated herein and affirmed as true and correct as written.
2.    Amendments to the Line of Credit Note.
a.    The aggregate principal amount of the Line of Credit Note shall be reduced from $9,563,000 to $9,063,000.
b.    Clause (i) of the first sentence of Section 2 shall be deleted and replaced with: “(i) February 28, 2019 or”.
c.    The first sentence of Section 4 of the Line of Credit Note shall be deleted in its entirety and the following shall be inserted in replacement thereof:
“ The Borrower may borrow, and the Lender agrees to fund draws hereunder, upon notice of a proposed borrowing, and the requested amount thereof, to the Lender not later than 12:00 Noon (New York time) five (5) days prior to the date on which the proposed borrowing is requested to be made, subject to the satisfaction of all conditions precedent to such draw, including the delivery to the Lender of a funding memorandum substantially in the form attached hereto as Exhibit A (a “Funding Memorandum”); provided, provided that, the aggregate principal amount of all draws outstanding at any one time shall not exceed $9,063,000.

3.    Security Agreement. The Borrower acknowledges and agrees that the Security Agreement, dated as of December 30, 2015, as amended or modified (the “Security Agreement”), is in full force and effect, and all draws under the Line of Credit Note, including without limitation any additional draws pursuant to this Amendment, shall be deemed “Obligations” as defined in the Security Agreement.
4.    Reaffirmation of Representations, Etc. The Borrower hereby reaffirms to the Lender, after giving effect to this Amendment, each of its representations, warranties, covenants and agreements as set forth in the Line of Credit Note.
5.    Enforceable Obligations. The Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Line of Credit Note and the Security Agreement represent valid and enforceable obligations of the Borrower and acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Line of Credit Note. The Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Line of Credit Note, either with or without notice or lapse of time, or both.
6.    No Additional Terms. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by the Borrower or in any other action or conduct undertaken by the Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lender’s consent to modify the terms and provisions of the Line of Credit Note in the manner set forth herein. No express or implied consent to any further modifications involving any of the matters set forth in this Amendment or otherwise, shall be inferred or implied from the Lender’s execution of this Amendment.
7.    Miscellaneous.
(a)    As modified hereby, the provisions of the Line of Credit Note shall continue in full force and effect. In the event of any inconsistency between this Amendment and the terms of the Line of Credit Note, this Amendment shall govern.
(b)    Any default by the Borrower in the performance of its obligations herein contained shall constitute a default under the Line of Credit Note and shall allow the Lender to exercise all of the remedies set forth in the Line of Credit Note.
(c)    The Lender does not, by its execution of this Amendment, waive any rights it may have against any person not a party to this Amendment.
(d)    In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
(e)    This Amendment shall be governed and construed according to the laws of the State of New York (without regard to any conflict of laws principles) and the applicable laws of the United States. Venue shall be the City of New York, Borough of Manhattan.
(f)    This Amendment shall be binding upon and inure to the benefit of the Lender, the Borrower and their respective successors, assigns and legal representatives.
(g)    The Borrower hereby acknowledges and agrees that it has entered into this Amendment of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Amendment by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Amendment.
(h)    This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.
(i)    Except as modified herein, all other terms, conditions and provisions of the Line of Credit Note shall remain in full force and effect as of the date thereof and the Borrower acknowledges and reaffirms its liability to the Lender hereunder.
(j)    THIS AMENDMENT AND THE LINE OF CREDIT NOTE AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

EXECUTED to be effective as of the date first written above.
BORROWER:
FUNCTION(X) INC.
By:
Name:    Mitchell J. Nelson
Title:    Executive Vice President

LENDER:
SILLERMAN INVESTMENT COMPANY IV, LLC
By:
Name:    Robert F. X. Sillerman
Title:    Manager
EXHIBIT A
FUNDING MEMORANDUM

_________ __, 2017
____________________
____________________
____________________

Dear ____________________:

We hereby request that you make available in our account No. _____________ the amount of $______________, and which shall constitute a draw under the Line of Credit Grid Promissory Note made by Function(x) Inc. (“Borrower”) to the order of Sillerman Investment Company IV LLC (the “Lender”) dated as of June 11, 2015 (as amended by First Amendment dated July 20, 2016 and Second Amendment dated August 21, 2017 and further amended from time to time, the “Grid Note”).
Under the Grid Note, the Lender is authorized to enter and record on the schedule attached thereto (i) the loan number, (ii) the date of each draw, (iii) the Commitment Amount, (iv) the dollar amount of the draw, (v) the Maturity Date of the draw, (vi) the interest rate, (vii) interest due on Maturity Date, (viii) each payment of any draw and (ix) date of payment, without any further authorization on the part of Borrower.
Borrower represents, warrants and certifies to Lender as follows:
(a)    there does not exist any known deficiency in any of the documents identified in this Funding Memorandum, and Borrower agrees that any deficiencies subsequently discovered will be promptly reported to the Lender;
(b)    both before and after funding the draw requested hereunder Borrower is not in default, no Event of Default exists, and no Event of Default shall result from the making of the draw requested hereunder;
(c)    all of the representations and warranties of Borrower contained herein and in the Grid Note are true and correct in all material respects to the same extent as though made on and as of any making of the draw requested hereunder;
(d)    the Interest Coverage Ratio, as defined in the Grid Note, for the twelve months ended as of the last day of the last completed fiscal quarter prior to the date hereof is equal to or greater than 1.00; and
(e)    after giving effect to the amount of the requested draw, the aggregate amount of outstanding draws under the Grid Note do not exceed $9,063,000;
or, if any of the foregoing representations and warranties set forth in items (a) through (e) above are not true, and the Borrower requests a waiver of such item, so indicate:

__________________________________________________________________

Very truly yours,

Function(x) Inc.

By:
Name:
Title:

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